
                                                                                   EXHIBIT 4.1

                                         Form of

                     Certificate representing shares of Common Stock

                                          Front

Number                                                    Shares

EH                                                       CUSIP 29428R 10 3
                                                SEE REVERSE FOR CERTAIN DEFINITIONS

   COMMON STOCK
PAR VALUE $.01 EACH

                                EPOCH HOLDING CORPORATION
                   INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

This Certifies that



is the record holder of

               FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Epoch Holding Corporation (hereinafter called the "Corporation"), transferable on the books of the Corporation in person or by duly authorized attorney, upon surrender of this
Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of
Incorporation, as amended, and the By-Laws, as amended, of the Corporation (copies of which are on file with the Corporation and with the Transfer Agent), to all of which the holder, by acceptance hereof, assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     Witness, the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

COUNTERSIGNED AND REGISTERED:                             /s/  William W. Priest
  CONTINENTAL STOCK TRANSFER AND TRUST COMPANY                 Chief Executive Officer
  (A LIMITED PURPOSE TRUST COMPANY)
               (NEW YORK, NY)                             /s/  Mark E. Wilson
                             TRANSFER AGENT AND                Secretary
                             REGISTRAR

BY

               Authorized Officer


                                EPOCH HOLDING CORPORATION
                                     Corporate Seal
                                          2004
                                        DELAWARE

                                         Form of

                     Certificate representing shares of Common Stock

                                           Back

                                EPOCH HOLDING CORPORATION

     The Board of Directors may require the owner of a lost or destroyed stock certificate, or his legal representatives, to give the corporation a bond to indemnify it and its transfer agents and registrars against any claim that may be made against them on account of the alleged loss or destruction of any such certificate.

     The following abbreviations, when used in the inscription on the face of the certificate,, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                   UNIF GIFT MIN ACT - ________ Custodian _________
TEN ENT - as tenants by the entireties                                (Cust)             (Minor)
JT TEN -  as joint tenants with right of                             under Uniform Gifts to Minors
          survivorship and not as tenants                            Act__________________________
          in common                                                            (State)
                                                 UNIF TRF Min Act -  _______(Custodian (until age_____)
                                                                     ___________ under Uniform Transfers
                                                                     to Minor Act_____________________
                                                                                      (State)
                 Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,___________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

_________________________________________________________________________________________
      (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_________________________________________________________________________________________

_________________________________________________________________________________________

_________________________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_________________________________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_______________________________________

                                                     X___________________________________

                                                     X___________________________________
                                               NOTICE:  THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                                        CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE
                                                        FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                                        WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                                                        CHANGE WHATEVER.

Signature(s) Guaranteed

By___________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION,
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.
